RE: Capital Southwest Venture Corporation request to withdraw Form 8-K filed on April 18, 2007 (File No. 811-01947; Accession No. 0001010549-07-00317)

     Capital Southwest Venture Corporation hereby requests the withdrawal of the above referenced Form 8-K filed on April 18, 2007. The filing was mistakenly filed with the incorrect CIK and should be disregarded.